Exhibit 99.1

KPMG LLP

1676 International Drive

McLean, VA 22107

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Global Jet Capital, Inc. (the “Company”)

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

Morgan Stanley & Co. LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

(together, the “Specified Parties”)

Re: Business Jet Securities 2019-1, LLC – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled (“GJC BJETS 2019-1 Datatape 3.31.2019 to be sent to KPMG.xlsx”) provided by the Company on April 10, 2019 (the “Data File”) containing certain information related to 35 aircraft loans (“Loans”) and leases (“Leases”), (the “Data File”) and their related interests (together, the “Aircraft Receivable Assets”) as of March 31, 2019 (the “Statistical Calculation Date,”) which we were informed are intended to be included as collateral for the obligations of Business Jet Securities 2019-1 LLC under a notes offering. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to the materiality threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages within $1.00 and 0.01%, respectively.

•	The term “Source Documents” means the following documents provided by the Company:

–	Leasepoint Reports

–	Guaranty

–	Reaffirmation of Personal/Trust Guaranty

–	Lease Agreement

–	Loan Agreement

–	Promissory Note

–	Modification/Amendments to Lease Agreement

–	Modification/Amendments to Loan Agreement

–	Security Deposit Pledge Agreement

–	Appraisal Report – Appraisal reports issued by AC-U-KWIC, Mente, and AAG as of March 31, 2019.

–	HNWI Rating Spreadsheets – electronic data files containing information on the rating for obligors that were considered High Net Worth Individuals by the Company.

–

Obligor Ratings SOP File – an electronic data file containing information on the standard operating procedures the Company uses when assigning ratings to obligors. The file also details the Company’s use of Performance Managed Accounts and their applicable ratings methodology.

KPMG LLP is a Delaware limited liability partnership and the U.S member firm of the KPMG network of independent member firms affiliated with KPMG International Corporation (“KPMG International”). A Swiss entity.

–	Public Ratings Files – electronic data files containing information on the ratings that various rating agencies gave to public companies.

–	Moody’s RiskCalc US 4.0 Files – electronic data files containing information on corporate obligors that the Company rated using the Moody’s RiskCalc system.

–	NDY Industries to SIC Mapping File – an electronic data file containing information that maps all relevant SIC industry codes to their applicable Moodys (KMV) industry code and description.

–

Size Categories Sheet – an electronic data file containing information on the class of all applicable aircraft or engine makes and models, categorizing each as either Helicopter, Light Jet, Midsize, or Super Mid / Large.

–	GJC Master Data for SIC File – an electronic data file containing information on the Company’s contracts and their corresponding SIC industry codes.

–	Engine Program Data File – an electronic data file containing information associated with the engine program for each Aircraft Receivable Asset.

We performed the following procedures:

A.

The Company instructed us to select 15 Aircraft Receivable Assets from the Data File (the “Selected Assets”) based on the following two criteria: (1) 5 randomly selected Aircraft Receivable Assets and (2) top 10 largest Aircraft Receivable Assets as identified by the attribute Aggregate Asset Value. The 15 Selected Assets are listed in Exhibit A.

B.

For each of the Selected Assets, we compared the attributes listed below contained in the Data File to the corresponding information contained in or derived from a copy of the applicable Source Document. The Specified Parties indicated that the absence of any of the specified Source Documents or the inability to agree the indicated information from the Data File to the Source Document for each of the specified attributes, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Source Documents are listed in order of priority until such attribute was agreed.

Attribute	Source Document / Instructions
LP Schedule	Leasepoint Reports
Guarantor / Obligor	Leases: Guaranty, Reaffirmation of Personal/Trust Guaranty, Lease Agreement, Promissory Note Loans: Guaranty, Reaffirmation of Personal/Trust Guaranty, Loan Agreement, Promissory Note
Originator	As instructed by the Company, using the date from the applicable Source Document noted below, we compared the Originator in the Data File to the Originator in the table below:

	Condition	Originator
	If there was a Modification/Amendment to the Lease/Loan Agreement extending term of the applicable lease/loan dated after December 4, 2015.	GJC Extended

	If there was a Lease Agreement, Loan Agreement, or Promissory Note dated after December 4, 2015	GJC Origination
ABS Classification	Leasepoint Reports

Attribute	Source Document / Instructions
Fixed / Float

Leases: Lease Agreement, Promissory Note, Amendments/Modifications to Lease Agreement, Leasepoint Report

Loans: Loan Agreement, Promissory Note, Amendments/Modifications to Loan Agreement, Leasepoint Report

Float Index

Leases: Lease Agreement, Promissory Note, Amendments/Modifications to Lease Agreement, Leasepoint Report

Loans: Loan Agreement, Promissory Note, Amendments/Modifications to Loan Agreement, Leasepoint Report

Registration Location	Leasepoint Reports
Aircraft Location	Leasepoint Reports
Contract Currency	Leasepoint Reports
Contract Freq	Leasepoint Reports
Contract Start Date	Leases: Lease Agreement, Promissory Note, Amendments/Modifications to Lease Agreement Loans: Loan Agreement, Promissory Note, Amendments/Modifications to Loan Agreement
Term	Leases: Lease Agreement, Promissory Note , Amendments/Modifications to Lease Agreement Loans: Loan Agreement, Promissory Note, Amendments/Modifications to Loan Agreement
Remaining Term at 3/31	As instructed by the Company, recomputed as the number of months between (i) the Statistical Calculation Date, and (ii) the Contract End Date
Contract End Date	Leasepoint Reports
Security Deposit (USD)	Security Deposit Pledge Agreement, Lease Agreement or Loan Agreement, Promissory Note
ABS Q1 2019 LMM (as of 3/31/2019)	As instructed by the Company, recomputed by taking lesser of the mean or median of the (i) Q1 2019 AC-U-KWIK (as of 3/31/2019), (ii) Q1 2019 Mente(as of 3/31/2019),and (iii) Q1 2019 AAG(as of 3/31/2019)
Q1 2019 AC-U-KWIK (as of 3/31/2019)	Appraisal Report
Q1 2019 Mente (as of 3/31/2019)	Appraisal Report
Q1 2019 AAG (as of 3/31/2019)	Appraisal Report
End of Lease Projected FMV – per AAG	Appraisal Report
Moodys (KMV) Industry Code	NDY Industries to SIC Mapping File using GJC Master Data for SIC File
Moodys (KMV) Industry Name	NDY Industries to SIC Mapping File using GJC Master Data for SIC File
GJC Rating	HNWI Rating Spreadsheets, Obligor Ratings SOP File, Public Ratings Files, and Moody’s RiskCalc US 4.0 Files.
Rating Source	HNWI Rating Spreadsheets, Obligor Ratings SOP File, Public Ratings Files, and Moody’s RiskCalc US 4.0 Files.
Vintage	Leasepoint Reports
Make	Leasepoint Reports
Model	Leasepoint Reports

Attribute	Source Document / Instructions
Serial Number	Leasepoint Reports
Age as of 3/31 (Formula off Vintage)	As instructed by the Company, recomputed as the number of years between (i) January 1 of the asset’s Vintage year and (ii) the Statistical Calculation Date.
Engine Program	Engine Program Data File.
Class	As instructed by the Company, derived from the Make and Model of each Selected Asset as identified on the Data File and Size Categories Sheet.
Aggregate Asset Value

As instructed by the Company, recomputed as:

(1) for the Selected Assets identified as Finance Lease, the sum of the finance lease principal payments,

(2) for the Selected Assets identified as Loan, the sum of the loan principal payments, and

(3) for the Selected Assets identified as Operating Lease, equal to the appraisal value identified by the attribute ABS Q1 2019 LMM (as of 3/31/2019).

The information regarding the Selected Assets in the Data File was found to be in agreement with the respective information contained in the Source Documents.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Source Documents, and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Aircraft Receivable Assets, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Data File and Source Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Aircraft Receivable Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Aircraft Receivable Assets being securitized, (iii) the compliance of the originator of the Aircraft Receivable Assets with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Aircraft Receivable Assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, VA

April 29, 2019

Exhibit A

Selected
Asset
Number	LP Schedule
1	GJ0416AFL1
2	GJ0393ALN1
3	GJ0404AOL1
4	GJ0392AFL1
5	GJ0423AOL1
6	GJ0400AFL1
7	GJ0403AOL1
8	GJ0394AOL1
9	GJ0424AOL1
10	GJ0425AFL1
11	GJ0378AOL1
12	GJ0408AOL1
13	GJ0421AOL1
14	GJ0406ALN1
15	GJ0390AOL1